Exhibit 4.2

NUMBER

ST

STEC

SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF CALIFORNIA

SEE REVERSE FOR STATEMENTS RELATING
TO RIGHTS, PREFERENCES,
PRIVILEGES AND RESTRICTIONS, IF ANY

This Certifies that

CUSIP 784774 10 1

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

STEC, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

MEHRDAD MOSHAYEDI, SECRETARY

STEC, INC.
INCORPORATED
MAR
13
1990
CALIFORNIA

MANOUCH MOSHAYEDI, CHAIRMAN

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)
			UNIF TRF MIN ACT	—	Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                        Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                        Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.